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                                                                      EXHIBIT 21


                         SUBSIDIARIES OF THE REGISTRANT


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
                                                           JURISDICTION OF
                                                           INCORPORATION OR                  BUSINESS NAME OF
             NAME OF SUBSIDIARY                              ORGANIZATION                       SUBSIDIARY
---------------------------------------------    ------------------------------------   ---------------------------
Old National Bank                                United States of America               Old National Bank
    (Lawrenceville, Illinois)
Orange County Bank                               Indiana                                Orange County Bank
    (Paoli, Indiana)
First National Bank and Trust Company            United States of America               First National Bank and
    (Carbondale, Illinois)                                                              Trust Company
Old National Realty Company, Inc.                Indiana                                Old National Realty
    (Evansville, Indiana)                                                               Company, Inc.
Indiana Old National Insurance Company           Arizona                                Indiana Old National
    (Evansville, Indiana)                                                               Insurance Company
ONB Finance Company                              Indiana                                ONB Finance
    (Terre Haute, Indiana)
Old National Trust Company                       United States of America               Old National Trust
    (Evansville, Indiana)                                                               Company
Old National Trust Company-Kentucky              United States of America               Old National Trust
    (Morganfield, Kentucky)                                                             Company-Kentucky
Old National Trust Company-Illinois              United States of America               Old National Trust
    (Mt. Carmel, Illinois)                                                              Company-Illinois
ONB Capital Trust I                              Delaware                               ONB Capital Trust I
    (Evansville, Indiana)
ONB Capital Trust II                             Delaware                               ONB Capital Trust II
    (Evansville, Indiana)
ONB Capital Trust III                            Delaware                               ONB Capital Trust III
    (Evansville, Indiana)
ONB Capital Trust IV                             Delaware                               ONB Capital Trust IV
    (Evansville, Indiana)
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